UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                       October 11, 2004 (October 8, 2004)

                                  QUOVADX, INC.
                                  -------------
             (Exact name of Registrant as Specified in its Charter)



         Delaware                    000-29273                 85-0373486
-----------------------------       ------------          ---------------------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)



         6400 S. Fiddler's Green Circle, Suite 1000, Englewood CO 80111
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 488-2019





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Quovadx, Inc., a Delaware corporation (the "Company" or "Registrant"), and Harvey A. Wagner entered into an employment agreement on October 8, 2004. Under this agreement, which has a term of two (2) years, Mr. Wagner, who since May 1 has been serving as acting President and Chief Executive Officer, (i) agreed to serve as President and Chief Executive Officer of the Company, and (ii) is entitled to an annual base salary of $400,000 and to an annual bonus with a target payment of 50% of his then current base salary if his performance meets certain agreed criteria. In addition, Mr. Wagner received an option to purchase 825,000 shares of the Company's common stock under the Company's 1997 Stock Plan with an exercise price equal to the closing price of the Company's common stock on the Nasdaq National Market on October 8, 2004 or $1.83 per share (200,000 shares subject to the stock options will vest on November 1, 2004 and 1/36 of the 625,000 remaining covered shares subject thereto will vest on the first day of each month following the grant date of October 8, 2004).

A copy of Mr. Wagner's employment agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)  On October 11, 2004, the Registrant issued the press release, attached as
     Exhibit 99.2 to this Form 8-K, announcing the appointment of Harvey A. Wagner to the office of President and Chief Executive Officer of the Company, effective October 8, 2004. The text of this press release is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

         Exhibit
         Number                          Exhibit
         -------                         -------

         99.1 Employment Agreement, dated October 8, 2004, between the Registrant and Harvey A. Wagner.

         99.2          Press release of the Registrant, dated October 11, 2004.

--------------------------------------------------------------------------------


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   QUOVADX, INC.

Date: October 11, 2004
                                                   /S/ LINDA K. WACKWITZ
                                                   -----------------------------
                                                   Linda K. Wackwitz
                                                   Assistant Secretary

                                  EXHIBIT INDEX


         Exhibit
         Number                          Exhibit
         -------                         -------

         99.1 Employment Agreement, dated October 8, 2004, between the Registrant and Harvey A. Wagner.

         99.2          Press release of the Registrant, dated October 11, 2004.